Exhibit 99.1

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

Capitalized terms used and not defined herein shall have the meanings ascribed to them in the Current Report on Form 8-K to which this pro forma financial information is being attached (the “Form 8-K”). The following unaudited pro forma condensed combined balance sheet as of April 30, 2016 combines the unaudited historical consolidated balance sheet of CardConnect as of June 30, 2016 with the unaudited historical condensed consolidated balance sheet of FinTech as of April 30, 2016, giving effect to the Merger as if it had been consummated as of that date.

The following unaudited pro forma condensed combined income statement for the year ended October 31, 2015 combines the audited historical consolidated statement of operations of CardConnect for the year ended December 31, 2015 with the audited historical statement of operations of FinTech for the year ended October 31, 2015, giving effect to the Merger as if it had occurred on November 1, 2014.

The following unaudited pro forma condensed combined income statement for the six months ended April 30, 2016 combines the unaudited historical consolidated statement of operations of CardConnect for the six months ended June 30, 2016 with the unaudited historical condensed consolidated statement of operations of FinTech for the six months ended April 30, 2016, giving effect to the Merger as if it had occurred on November 1, 2015.

The historical financial information has been adjusted to give pro forma effect to final events that are related and/or directly attributable to the Merger, are factually supportable and are expected to have a continuing impact on the results of the combined Company. The adjustments presented on the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the Merger.

The historical financial statements of FinTech and CardConnect have been prepared in accordance with accounting principles generally accepted in the United States of America, which we refer to as GAAP.

The historical financial information for CardConnect as of December 31, 2014 and 2015 and for the years ended December 31, 2013, 2014 and 2015 has been derived from CardConnect’s audited financial statements incorporated by reference in the Form 8-K. The historical financial information for CardConnect as of June 30, 2016 and for the six months ended June 30, 2016 has been derived from CardConnect’s unaudited financial statements. The historical financial information of FinTech was derived from the audited financial statements of FinTech for the years ended October 31, 2015 and 2014 and the unaudited condensed consolidated financial statements of FinTech for the six months ended April 30, 2016 and 2015 incorporated by reference in the Form 8-K. This information should be read together with CardConnect’s and FinTech’s audited and unaudited financial statements and related notes, “CardConnect’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “FinTech’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included or incorporated by reference in the Form 8-K.

The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience. CardConnect and FinTech have not had any historical relationship prior to the Merger. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

Selected Unaudited Pro Forma Financial Information
(dollars in thousands except per share amounts)

	FinTech	CardConnect	Pro Forma Combined
Statement of Operations Data – For the Six Months Ended April 30, 2016 (Fintech) and Six Months Ended June 30, 2016 (CardConnect)
Revenue	$—	$278,454	$278,454
Total operating expenses	$745	$273,729	$276,271
Operating (loss) income	$(745)	$4,725	$2,183
Net (loss) income	$344	$3,394	$(957)
Net (loss) income per common share – basic and diluted	$0.07		$(0.03)

Balance Sheet Data – As of April 30, 2016 (Fintech) and June 30, 2016 (CardConnect)
Total current assets	$127	$45,737	$59,984
Total assets	$100,201	$149,809	$164,056
Total current liabilities	$647	$82,987	$30,384
Total liabilities	$4,772	$86.708	$163,057
Total stockholders’ equity (deficit)	$5,000	$63,101	$(36,502)

	FinTech	CardConnect	Pro Forma Combined
Statement of Operations Data – For the Year Ended October 31, 2015 (Fintech) and Year Ended December 31, 2015 (CardConnect)
Revenue	$—	$458,648	$458,648
Total operating expenses	$229	$454,806	$458,628
Operating (loss) income	$(229)	$3,842	$20
Net (loss) income	$(244)	$1,172	$(4,249)
Net loss per common share – basic and diluted	$(0.06)		$(0.15)

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COMPARATIVE PER SHARE DATA

The following table sets forth the per share data of FinTech and CardConnect on a stand-alone basis and the unaudited pro forma condensed combined per share data for the six months ended April 30, 2016 and the year ended October 31, 2015 after giving effect to the Merger.

You should read the information in the following table in conjunction with the selected historical financial information summary incorporated by reference in the Form 8-K and related notes. The unaudited FinTech and CardConnect pro forma combined per share information is derived from, and should be read in conjunction with, the unaudited pro forma condensed combined financial statements and related notes incorporated by reference in the Form 8-K.

The unaudited pro forma combined earnings per share information below does not purport to represent the earnings per share which would have occurred had the companies been combined during the periods presented, nor earnings per share for any future date or period. The unaudited pro forma combined book value per share information below does not purport to represent what the value of FinTech and CardConnect would have been had the companies been combined during the period presented.

	FinTech	CardConnect	Pro Forma Combined
	(in thousands except share and per share amounts)
Six Months Ended April 30, 2016 (FinTech) and Six Months Ended June 30, 2016 (CardConnect)
Net (loss) income	$344	$3,394	$(957)
Stockholders’ equity (deficit) at April 30, 2016	$5,000	$63,101	$(36,502)
Weighted average shares outstanding – basic and diluted	4,728,248		28,782,439
Basic and diluted net income (loss) per share	$0.07		$(0.03)
Stockholders’ equity (deficit) per share – basic and diluted – at April 30, 2016	$1.06		$(1.27)

Year Ended October 31, 2015 (FinTech) and Year Ended December 31, 2015 (CardConnect)
Net (loss) income	$(244)	$1,172	$(4,249)
Weighted average shares outstanding – basic and diluted	4,316,202		28,370,393
Basic and diluted net loss per share	$(0.06)		$(0.15)

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

The following unaudited pro forma condensed combined balance sheet as of April 30, 2016 combines the unaudited historical consolidated balance sheet of CardConnect as of June 30, 2016 with the unaudited historical condensed consolidated balance sheet of FinTech as of April 30, 2016, giving effect to the Merger as if it had been consummated as of that date.

The following unaudited pro forma condensed combined income statement for the six months ended April 30, 2016 combines the unaudited historical consolidated statement of operations of CardConnect for the six months ended June 30, 2016 with the unaudited historical condensed consolidated statement of operations of FinTech for the six months ended April 30, 2016, giving effect to the Merger as if it had occurred on November 1, 2015.

The following unaudited pro forma condensed combined income statement for the year ended October 31, 2015 combines the audited historical consolidated statement of operations of CardConnect for the year ended December 31, 2015 with the audited historical statement of operations of FinTech for the year ended October 31, 2015, giving effect to the Merger as if it had occurred on November 1, 2014.

The historical financial information has been adjusted to give pro forma effect to final events that are related and/or directly attributable to the Merger, are factually supportable and are expected to have a continuing impact on the results of the combined company. The adjustments presented on the unaudited pro forma condensed combined financial statements have been identified and presented to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the Merger.

The historical financial information of CardConnect was derived from the audited consolidated financial statements of CardConnect as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013 incorporated by reference in the Form 8-K. The historical financial information for CardConnect as of June 30, 2016 and for the six months ended June 30, 2016 has been derived from CardConnect’s unaudited financial statements. The historical financial information of FinTech was derived from the audited financial statements of FinTech for the years ended October 31, 2015 and 2014 and the unaudited condensed consolidated financial statements of FinTech for the six months ended April 30, 2016 and 2015 incorporated by reference in the Form 8-K. This information should be read together with CardConnect’s and FinTech’s audited and unaudited financial statements and related notes, “CardConnect’s Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “FinTech’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included in or incorporated by reference in the Form 8-K.

The unaudited pro forma condensed combined financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience. CardConnect and FinTech have not had any historical relationship prior to the Merger. Accordingly, no pro forma adjustments were required to eliminate activities between the companies.

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The Merger will be accounted for as a reverse merger in accordance with accounting principles generally accepted in the United States of America. Under this method of accounting, FinTech will be treated as the “acquired” company for financial reporting purposes. This determination was primarily based on CardConnect comprising the ongoing operations of the combined entity, CardConnect’s senior management comprising the senior management of the combined company, and CardConnect’s stockholders having a majority of the voting power of the combined company. Accordingly, for accounting purposes, the Merger will be treated as the equivalent of CardConnect issuing stock for the net assets of FinTech, accompanied by a recapitalization. The net assets of FinTech will be stated at historical cost, with no goodwill or other intangible assets recorded. Operations prior to the Merger will be those of CardConnect.

Pursuant to the Merger Agreement, the aggregate consideration paid in the Merger consisted of an amount in cash equal to $177,000,000 plus the amount of CardConnect’s “Excess Cash,” which is referred to as the Cash Merger Consideration, and $170,000,000 in shares of FinTech common stock and options to purchase FinTech common stock (see “Proposal No. 1—the Merger—The Merger Agreement—Merger Consideration”), subject to adjustment in accordance with the terms of the Merger Agreement, which is referred to as the Common Stock Merger Consideration. The Cash Merger Consideration and Common Stock Merger Consideration together are referred to as the Merger Consideration.

The final number of shares comprising the Common Stock Merger Consideration of 15,162,470 was calculated in accordance with the terms of the Merger Agreement, which includes 300,000 shares of common stock issued to the FTV Entities upon their exercise of the right to elect to receive up to 300,000 shares of our common stock in lieu of a portion of the Cash Merger Consideration payable to them.

Simultaneously with the closing of the Merger, the Company consummated the sale of 467,647 shares (the “Private Placement”) of the Company’s common stock in a private placement to certain CardConnect and third party individuals, generating gross proceeds of $4,700,000.

FinTech funded a portion of the Cash Consideration using proceeds held in the trust account maintained for the benefit of its public stockholders, if any, after giving effect to the exercise by the public stockholders of their redemption rights. The remainder of the Cash Consideration was paid from the proceeds of the Private Placement, Debt Financing and the Equity Financing. In addition, a portion of the remaining proceeds of the Debt Financing and Equity Financing was used to repay CardConnect’s indebtedness under its existing revolving credit facility. Any remaining proceeds of the trust account, Debt Financing and Equity Financing will be used for general corporate purposes, including, but not limited to working capital for operations, capital expenditures and future acquisitions.

In connection with the Equity Financing, the Company issued $37,500,000 in shares of Series A Preferred Stock.

As a result of the Merger, after 1,119,051 shares were redeemed for cash at the redemption price of $10.01 per share (which is the full pro rata share of the trust account as of July 27, 2016), former CardConnect stockholders own approximately 54.6% of the Company’s common stock outstanding immediately after the Merger, and the former FinTech stockholders own approximately 43.6% of the Company’s outstanding common stock.

Included in the shares outstanding and weighted average shares outstanding as presented in the pro forma condensed combined financial statements are 15,162,470 shares of the Company’s common stock issued to CardConnect stockholders.

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 PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF APRIL 30, 2016
(UNAUDITED)

	(A)	(B)
	CardConnect	FinTech	Pro Forma Adjustments Assuming		Pro Forma Balance Sheet
Assets
Current assets:
Cash and cash equivalents	$9,355,825	$65,259	$100,074,557	(1)
			100,000,000	(2)
			(4,177,024)	(3)
			40,000,000	(4)
			(1,870,116)	(5)
			37,500,000	(6)
			(7,500,000)	(7)
			(750,000)	(8)
			(11,201,701)	(10)
			(87,500)	(12)
			(4,125,000)	(13)
			(6,332,956)	(14)
			(57,964,989)	(15)
			(177,000,000)	(16)
			4,232,616	(17)
			(2,109,840)	(18)
			(2,250,000)	(19)
			4,700,000	(20)	$20,559,131
Restricted cash	1,805,756	—	7,500,000	(7)	9,305,756
Accounts receivable	18,655,858	—	—		18,655,858
Processing assets	7,154,284	—	—		7,154,284
Other receivables	1,594,039	—	—		1,594,039
Related party receivables	4,517,616	—	(4,517,616)	(17)	—
Prepaid income taxes	246,295	—	—		246,295
Other prepaid expenses and current assets	2,407,690	61,248	—		2,468,938
Total Current Assets	45,737,363	126,507	14,120,431		59,984,301
Long term assets:
Cash and securities held in trust account	—	100,074,557	(100,074,557)	(1)	—
Property and equipment, net	5,849,146	—	—		5,849,146
Goodwill	40,241,161	—	—		40,241,161
Intangible assets	56,776,438	—	—		56,776,438
Other assets	1,204,613	—	—		1,204,613
Total Long Term Assets	104,071,358	100,074,557	(100,074,557)		104,071,358

Total Assets	$149,808,721	$100,201,064	$(85,954,126)		$164,055,659
Liabilities
Current liabilities:
Accounts payable and accrued expenses	$5,221,578	$361,758	$—		$5,583,336
Promissory note – related party	—	285,000	(285,000)	(17)	—
Short-term debt	57,964,989	—	5,000,000	(2)
			(57,964,989)	(15)	5,000,000
Residuals payable	6,520,510	—	—		6,520,510
Processing liabilities	8,960,040	—	—		8,960,040
Settlement obligation	2,766,679	—	—		2,766,679
Deferred revenue	1,553,703	—	—		1,553,703
Total Current Liabilities	82,987,499	646,758	(53,249,989)		30,384,268

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PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF APRIL 30, 2016
(UNAUDITED)
(Continued)

	(A)	(B)
	CardConnect	FinTech	Pro Forma Adjustments		Pro Forma Balance Sheet
Long term liabilities:
Note payable, net of current portion	—	—	95,000,000	(2)
			(4,177,024)	(3)
			40,000,000	(4)
			(1,870,116)	(5)	128,952,860
Revolving credit facility	—	—	—		—
Deferred underwriting fees	—	4,000,000	(4,000,000)	(13)	—
Deferred legal fees payable	—	125,000	(125,000)	(13)	—
Accrued expenses	1,933,115	—	—		1,933,115
Deferred tax liability	1,787,216	—	—		1,787,216
Total Liabilities	86,707,830	4,771,758	71,577,871		163,057,459
Commitments and Contingencies
Common stock subject to possible redemption	—	90,429,305	(90,429,305)	(10)	—
Redeemable preferred stock	—	—	37,500,000	(6)	37,500,000

Stockholders’ Equity (Deficit)
Preferred stock	2,037	—	(2,037)	(9)	—
Common stock	929	4,697	(929)	(9)
			15,162	(9)
			7,917	(10)
			481	(11)
			468	(20)
			26	(21)	28,751
Additional paid-in capital	89,701,686	4,923,088	(750,000)	(8)
			(3,023,449)	(9)
			79,219,687	(10)
			(481)	(11)
			(87,500)	(12)
			(177,000,000)	(16)
			(2,109,840)	(18)
			4,699,532	(20)
			279,974	(21)
			4,147,303	(22)	—
Treasury stock	(3,083,469)	—	3,083,469	(9)	—
(Accumulated deficit) Retained earnings	(25,520,292)	72,216	(72,216)	(9)
			(6,332,956)	(14)
			(2,250,000)	(19)
			(280,000)	(21)
			(4,147,303)	(22)	(36,530,551)
Total Stockholders’ Equity (Deficit)	63,100,891	5,000,001	(104,602,692)		(36,501,800)
Total Liabilities and Stockholders’ Equity (Deficit)	$149,808,721	$100,201,064	$(85,954,126)		$164,055,659

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Pro Forma Adjustments to the Unaudited Condensed Combined Balance Sheet

(A)	Derived from the unaudited consolidated balance sheet of CardConnect as of June 30, 2016.

(B)	Derived from the unaudited consolidated balance sheet of FinTech as of April 30, 2016.

(1)	To liquidate investments held in trust account.

(2)	To record proceeds received from the First Lien Facilities.

(3)	To record debt issuance costs incurred in connection with the First Lien Facilities.

(4)	To record proceeds received from the Second Lien Term Loan Facility.

(5)	To record debt issuance costs incurred in connection with the Second Lien Term Loan Facility.

(6)	To record issuance of $37,500,000 of redeemable Series A Preferred Stock in connection with the Equity Financing.

(7)	To record restricted cash required to be maintained for the payment of dividends on the Series A Preferred Stock.

(8)	To record payment of Equity Financing costs.

(9)	To reflect recapitalization of CardConnect through the issuance of 15,162,470 shares of FinTech’s common stock and elimination of the historical retained earnings of FinTech, the accounting acquiree.

(10)	To reflect (a) the cancellation of 1,119,051 shares of common stock for stockholders who elected cash conversion for cash payment of $11,201,701 and (b) the reclassification of 7,917,142 shares of common stock subject to redemption to permanent equity for those stockholders who did not exercise their redemption rights.

(11)	To record the issuance of 480,544 shares of common stock to the investor in the Equity Financing. The issuance is being recorded as a cost of the Equity Financing.

(12)	To record fees payable to the Equity Financing investor in connection with the issuance of FinTech common stock under the Equity Financing.

(13)	To record payment of deferred underwriters fee to Cantor and deferred legal fee from FinTech’s IPO, paid at the consummation of the Merger.

(14)	To record payment of legal, financial advisory, accounting, printing and other professional fees related to the Merger.

(15)	To record repayment of CardConnect’s outstanding revolving credit facility.

(16)	To record payment of $177,000,000 cash consideration in connection with the Merger, $3,551,000 of which is used to fund the payment to certain CardConnect executives pursuant to the terms of the management carve-out agreements with such executives.

(17)	To record repayment of related party receivables and promissory note payable to related party.

(18)	To record payment of $2,109,840 Excess Cash in connection with the Merger.

(19)	To record payment of fees and expenses incurred by CardConnect related to the Merger.

(20)	To reflect $4,700,000 Private Placement of 467,647 shares of the Company’s common stock, of which 350,000 shares were issued to CardConnect holders for proceeds of $3,500,000 and 117,647 shares were issued to third parties for proceeds of $1,200,000.

(21)	To reflect issuance of 26,388 restricted shares of the Company’s common stock to directors in connection with the Merger.

(22)	To reflect allocation of additional paid in capital deficit to accumulated deficit.

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PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2016
(UNAUDITED)

	(A)	(B)
	CardConnect	FinTech	Pro Forma Adjustments		Pro Forma Income Statement
Revenue	$278,453,796	$—	$—		$278,453,796

Cost of services	248,425,866	—	—		248,425,866
General and administrative	14,353,934	745,103	169,034	(5)
			1,627,428	(6)	16,895,499
Depreciation	853,455	—	—		853,455
Amortization of intangibles	10,095,706	—	—		10,095,706
Total expenses	$273,728,961	$745,103	$1,796,462		$276,270,526

Other income (expense):
Unrealized gain on securities held in trust account	—	61,284	(61,284)	(3)	—
Interest income	—	28,231	(28,231)	(3)	—
Interest expense	(872,198)	—	(573,545)	(1)
			(2,090,000)	(2)	(3,535,743)
Gain on reduction of deferred underwriting fee payable	—	1,000,000	(1,000,000)	(4)	—
Other, net	(166,689)	—	—		(166,689)
Income (loss) before income taxes	$3,685,948	$344,412	$(5,549,522)		$(1,519,162)
Provision (benefit) for income taxes	292,168	—	(854,258)	(7)	(562,090)
Net income (loss)	$3,393,780	$344,412	$(4,695,264)		$(957,072)

Weighted average shares outstanding, basic and diluted		4,728,248	24,054,191	(8)	28,782,439
Basic and diluted net income (loss) per share		$0.07			$(0.03)

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PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2015
(UNAUDITED)

	(C)	(D)
	CardConnect	FinTech	Pro Forma Adjustments		Pro Forma Income Statement
Revenue	$458,647,940	$—	$—		$458,647,940

Cost of services	409,077,788	—	—		409,077,788
General and administrative	25,366,084	228,649	338,166	(5)
			3,254,860	(6)	29,187,759
Depreciation	1,187,567	—	—		1,187,567
Amortization of intangibles	19,174,968	—	—		19,174,968
Total operating expenses	$454,806,407	$228,649	$3,593,026		$458,628,082

Other income (expense):
Unrealized loss on securities held in trust account	—	(49,804)	49,804	(3)	—
Interest income	—	34,846	(34,846)	(3)	—
Interest expense	(1,203,948)	—	(1,147,091)	(1)
			(4,332,000)	(2)	(6,683,039)
Other, net	(81,324)	—	—		(81,324)
Income (loss) before income taxes	$2,556,261	$(243,607)	$(9,057,159)		$(6,744,505)
Provision (benefit) for income taxes	1,383,777	—	(3,879,244)	(7)	(2,495,467)
Net income (loss)	$1,172,484	$(243,607)	$(5,177,915)		$(4,249,038)

Weighted average shares outstanding, basic and diluted		4,316,202	24,054,191	(8)	28,370,393
Basic and diluted net loss per share		$(0.06)			$(0.15)

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Pro Forma Adjustments to the Unaudited Condensed Combined Income Statements

(A)	Derived from the unaudited consolidated statements of operations of CardConnect for the six months ended June 30, 2016.

(B)	Derived from the unaudited condensed consolidated statements of operations of FinTech for the six months ended April 30, 2016.

(C)	Derived from the audited consolidated statements of operations of CardConnect for the year ended December 31, 2015.

(D)	Derived from the audited statements of operations of FinTech for the year ended October 31, 2015.

(1)	To record amortization of debt issuance costs to interest expense in connection with the Debt Financing.

(2)	To record interest expense in connection with the Debt Financing.

(3)	To eliminate unrealized gain (loss) and interest income on securities held in the trust account as of the beginning of the periods.

(4)	To eliminate gain on reduction of deferred underwriting fee payable as of the beginning of the period.

(5)	To record the effect of the Amended and Restated Employment Agreements for executive officers as of the beginning of the periods.

(6)	To record the effect of stock options granted to executives and employees as of the beginning of the periods.

(7)	To record normalized income tax benefit of 37.0% for pro forma financial presentation purposes.

(8)	As the Merger is being reflected as if it had occurred at the beginning of the periods presented, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares issuable relating to the Merger have been outstanding for each of the periods presented. Weighted average common shares outstanding—basic and diluted is calculated as follows:

	Combined
	Six Months Ended April 30, 2016	Year Ended October 31, 2015
FinTech shares issued to Equity Financing investor	480,544	480,544
FinTech shares issued in Private Placement	467,647	467,647
FinTech shares issued to directors	26,388	26,388
FinTech weighted average shares outstanding	4,728,248	4,316,202
FinTech shares subject to redemption reclassified to equity	7,917,142	7,917,142
FinTech shares issued in Merger	15,162,470	15,162,470
Weighted average shares outstanding	28,782,439	28,370,393
Percent of shares owned by CardConnect	53.9%	54.7%
Percent of shares owned by FinTech stockholders, directors and Equity Financing investor	46.1%	45.3%

Weighted average shares calculation, basic and diluted
Existing CardConnect holders	15,512,470	15,512,470
FinTech holders, directors and Equity Financing investor	13,269,969	12,857,923
Weighted average shares, basic and diluted	28,782,439	28,370,393

The computation of diluted loss per share excludes the effect of 3,463,950 options issued as Merger Consideration and 3,390,479 options issued to executives and employees because their inclusion would be anti-dilutive.

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